RECENT ACCOUNTING STANDARDS	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents. We consider all highly liquid investments with original maturities of three months or less to be cash equivalents.
Restricted Cash. Pursuant to an oral litigation settlement agreement, in July 2011, we funded an escrow account in the amount of $8.7 million. During 2012, approval and settlement occurred and the $8.7 million was released from the escrow account thereby reducing our restricted cash balance. In conjunction with our acquisition of certain Wattenberg assets in 2012, we funded an escrow account with $1.7 million.
We are required by certain government agencies or agreements to maintain bonds or cash accounts for various operating activities. As of December 31, 2012, we had collateral in the form of certificates of deposit and cash totaling $5.3 million which consisted of $3.9 million and $1.4 million included in restricted cash and other assets, respectively. As of December 31, 2011, we had collateral in the form of certificates of deposit and cash totaling $3.8 million which consisted of $2.3 million and $1.5 million included in restricted cash and other assets, respectively.
Inventory. Inventory consists of crude oil, stated at the lower of cost to produce or market, and other production supplies intended to be used in our natural gas and crude oil operations. As of December 31, 2012 and 2011, inventory of $1.2 million and $1.1 million, respectively, is included in prepaid expenses and other current assets on the balance sheets.

Derivative Financial Instruments. We are exposed to the effect of market fluctuations in the prices of natural gas and crude oil. We employ established policies and procedures to manage a portion of the risks associated with these market fluctuations using commodity derivative instruments. Our policy prohibits the use of natural gas and crude oil derivative instruments for speculative purposes.

All derivative assets and liabilities are recorded on our balance sheets at fair value. We have elected not to designate any of our derivative instruments as hedges. Classification of realized and unrealized gains and losses resulting from maturities and changes in fair value of open derivatives depends on the purpose for issuing or holding the derivative. Accordingly, changes in the fair value of our derivative instruments are recorded in the statements of operations, with the exception of changes in fair value related to those derivatives we designated to our affiliated partnerships. Changes in the fair value of derivative instruments related to our Oil and Gas Exploration and Production segment are recorded in commodity price risk management, net. Changes in the fair value of derivative instruments related to our Gas Marketing segment are recorded in sales from and cost of natural gas marketing. Changes in the fair value of the derivative instruments designated to our affiliated partnerships are recorded on the balance sheets in accounts payable affiliates and accounts receivable affiliates. As positions designated to our affiliated partnerships settle, the realized gains and losses are netted for distribution. Net realized gains are paid to the partnerships and net realized losses are deducted from the partnerships’ cash distributions from production. The affiliated partnerships bear their designated share of counterparty risk.

The validation of the derivative instrument's fair value is performed internally and, while we use common industry practices to develop our valuation techniques, changes in our pricing methodologies or the underlying assumptions could result in significantly different fair values. See Notes 3, Fair Value of Financial Instruments, and 4, Derivative Financial Instruments, for a discussion of our derivative fair value measurements and a summary fair value table of our open positions as of December 31, 2012 and 2011, respectively.

Properties and Equipment. Significant accounting polices related to our properties and equipment are discussed below.

Natural Gas and Crude Oil Properties. We account for our natural gas and crude oil properties under the successful efforts method of accounting. Costs of proved developed producing properties, successful exploratory wells and developmental dry hole costs are capitalized and depreciated or depleted by the unit-of-production method based on estimated proved developed producing reserves. Property acquisition costs are depreciated or depleted on the unit-of-production method based on estimated proved reserves. We calculate quarterly depreciation, depletion and amortization ("DD&A") expense by using our estimated prior period-end reserves as the denominator, with the exception of our fourth quarter where we use the year-end reserve estimate adjusted to add back fourth quarter production. Upon the sale or retirement of significant portions of or complete fields of depreciable or depletable property, the net book value thereof, less proceeds or salvage value, is recognized in the statement of operations as a gain or loss. Upon the sale of individual wells or a portion of a field, the proceeds are credited to accumulated DD&A.

Exploration costs, including geological and geophysical expenses and delay rentals, are charged to expense as incurred. Exploratory well drilling costs, including the cost of stratigraphic test wells, are initially capitalized, but charged to expense if the well is determined to be economically nonproductive. The status of each in-progress well is reviewed quarterly to determine the proper accounting treatment under the successful efforts method of accounting. Exploratory well costs continue to be capitalized as long as we have found a sufficient quantity of reserves to justify completion as a producing well, we are making sufficient progress assessing our reserves and economic and operating viability or we have not made sufficient progress to allow for final determination of productivity. If an in-progress exploratory well is found to be economically unsuccessful prior to the issuance of the financial statements, the costs incurred prior to the end of the reporting period are charged to exploration expense. If we are unable to make a final determination about the productive status of a well prior to issuance of the financial statements, the costs associated with the well are classified as "suspended well costs" until we have had sufficient time to conduct additional completion or testing operations to evaluate the pertinent geological and engineering data obtained. At the time we are able to make a final determination of a well’s productive status, the well is removed from suspended well status and the proper accounting treatment is recorded. See Note 6, Properties and Equipment, for disclosure related to changes in our capitalized exploratory well costs.

Proved Property Impairment. We assess our producing natural gas and crude oil properties for possible impairment, upon a triggering event, by comparing net capitalized costs, or carrying value, to estimated undiscounted future net cash flows on a field-by-field basis using estimated production based upon prices at which we reasonably estimate the commodity to be sold. The estimates of future prices may differ from current market prices of natural gas and crude oil. Certain events, including but not limited to downward revisions in estimates to our reserve quantities, expectations of falling commodity prices or rising operating costs, could result in a triggering event and, therefore, a possible impairment of our proved natural gas and crude oil properties. If net capitalized costs exceed undiscounted future net cash flows, the measurement of impairment is based on estimated fair value utilizing a future discounted cash flows analysis and is measured by the amount by which the net capitalized costs exceed their fair value. Impairments are included in the statement of operations line item impairment of natural gas and crude oil properties, with a corresponding impact on accumulated depreciation, depletion and amortization on the balance sheet.

Unproved Property Impairment. The acquisition costs of unproved properties are capitalized when incurred, until such properties are transferred to proved properties or charged to expense when expired, impaired or amortized. Unproved natural gas and crude oil properties with individually significant acquisition costs are periodically assessed for impairment. Unproved natural gas and crude oil properties which are not individually significant are amortized, by field, based on our historical experience, acquisition dates and average lease terms. Impairment and amortization charges related to unproved natural gas and crude oil properties are charged to the statement of operations line item impairment of natural gas and crude oil properties.

Other Property and Equipment. The following table presents the estimated useful lives of our other property and equipment:

Pipelines and related facilities	10 - 17 years
Transportation and other equipment	3 - 20 years
Buildings	30 - 40 years

Other property and equipment is carried at cost. Depreciation is provided principally on the straight-line method over the assets' estimated useful lives. We review these long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds our estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. No impairment to other property and equipment was recognized in 2012 or 2011. Impairment recognized in 2010 was immaterial.

Maintenance and repair costs on other property and equipment are charged to expense as incurred. Major renewals and improvements are capitalized and depreciated over the remaining useful life of the asset. Upon the sale or other disposition of assets, the cost and related accumulated DD&A are removed from the accounts, the proceeds are applied thereto and any resulting gain or loss is reflected in income. Total depreciation expense related to other property and equipment was $4.7 million, $4 million and $4.9 million in 2012, 2011 and 2010, respectively.

Capitalized Interest. Interest costs are capitalized as part of the historical cost of acquiring assets. Investments in unproved natural gas and crude oil properties and major development projects, on which DD&A is not currently recorded and on which exploration or development activities are in progress, qualify for capitalization of interest. Major construction projects also qualify for interest capitalization until the asset is ready to be placed into service. Capitalized interest is calculated by multiplying our weighted-average interest rate on our debt outstanding by the qualifying costs. Interest capitalized may not exceed gross interest expense for the period. As the qualifying asset is placed into service, we begin amortizing the related capitalized interest over the useful life of the asset. Capitalized interest totaled $1.2 million, $1.7 million and $0.3 million in 2012, 2011 and 2010, respectively.

Assets Held for Sale. Assets held for sale are valued at the lower of their carrying amount or estimated fair value less costs to sell. If the carrying amount of the assets exceeds their estimated fair value, an impairment loss is recognized. Fair values are estimated using accepted valuation techniques such as a discounted cash flow model, valuations performed by third parties, earnings multiples or indicative bids, when available. Management considers historical experience and all available information at the time the estimates are made; however, the fair values that are ultimately realized upon the sale of the assets to be divested may differ from the estimated fair values reflected in the consolidated financial statements. Depreciation, depletion, and amortization expense is not recorded on assets to be divested once they are classified as held for sale.     Assets to be divested are classified in the consolidated financial statements as held for sale, and the activities of assets to be divested are classified either as discontinued operations or continuing operations. For assets classified as discontinued operations, the balance sheet amounts and results of operations are reclassified from their historical presentation to assets and liabilities held for sale on the consolidated balance sheets and to discontinued operations on the consolidated statements of operations, respectively, for all periods presented. The gains or losses associated with these divested assets are recorded in discontinued operations on the consolidated statements of operations. Management does not expect any continuing involvement with businesses classified as discontinued operations following their divestiture. Businesses classified as held for sale are expected to be disposed of within one year. For businesses classified as held for sale that do not qualify for discontinued operations treatment, the balance sheet amounts are reclassified from their historical presentation to assets and liabilities held for sale for all periods presented. The results of operations continue to be reported in continuing operations.

Production Tax Liability. Production tax liability represents estimated taxes, primarily severance, ad valorem and property, to be paid to the states and counties in which we produce natural gas, NGLs and crude oil, including the production of our affiliated partnerships. Our share of these taxes is expensed to production costs. The partnerships' share, not owned by us, is recognized as a receivable in accounts receivable affiliates on the balance sheets. The long-term portion of the production tax liability is included in other liabilities on the balance sheets and was $18.7 million and $19.4 million in December 31, 2012 and 2011, respectively.

Income Taxes. We account for income taxes under the asset and liability method. We recognize deferred tax assets and liabilities for the future tax consequences attributable to operating loss and future credit carryforwards and differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. If we determine that it is more likely than not that some portion or all of the deferred tax assets will not be realized, we record a valuation allowance, thereby reducing the deferred tax assets to what we consider realizable. As of December 31, 2012 and 2011, we had no valuation allowance.

Debt Issuance Costs. Debt issuance costs are capitalized and amortized over the life of the respective borrowings using the effective interest method. As of December 31, 2012 and 2011, included in other assets was $17.4 million and $12.3 million, respectively, related to debt issuance costs. The December 31, 2012, amount included $1.9 million in costs related to the issuance of our 3.25% convertible senior notes due 2016, $10.9 million related to our 7.75% senior notes due 2022 and $4.6 million related to our revolving credit facility and the PDCM credit facility. The December 31, 2011, amount included $2.4 million in costs related to the issuance of our 3.25% convertible senior notes due 2016, $3.4 million related to our 12% senior notes due 2022 and $6.5 million related to our revolving credit facility and the PDCM credit facility.

Asset Retirement Obligations. We account for asset retirement obligations by recording the fair value of our plugging and abandonment obligations when incurred, which is at the time the well is completed. Upon initial recognition of an asset retirement obligation, we increase the carrying amount of the long-lived asset by the same amount as the liability. Over time, the liabilities are accreted for the change in their present value. The initial capitalized costs, net of salvage value, are depleted over the useful lives of the related assets through charges to DD&A expense. If the fair value of the estimated asset retirement obligation changes, an adjustment is recorded to both the asset retirement obligation and the asset retirement cost. Revisions in estimated liabilities can result from changes in retirement costs or the estimated timing of settling asset retirement obligations. See Note 9, Asset Retirement Obligations, for a reconciliation of the changes in our asset retirement obligation.

Treasury Shares. We record treasury share purchases at cost, which includes incremental direct transaction costs. Amounts are recorded as reductions in shareholders’ equity in the consolidated balance sheets. When we retire treasury shares, we charge any excess of cost over the par value entirely to additional paid-in-capital ("APIC"), to the extent we have amounts in APIC, with any remaining excess cost being charged to retained earnings.

Revenue Recognition. Significant accounting polices related to our revenue recognition are discussed below.

Natural gas, NGLs and crude oil sales. Natural gas, NGLs and crude oil revenues are recognized when production is sold to a purchaser at a fixed or determinable price, delivery has occurred, rights and responsibility of ownership have transferred and collection of revenue is reasonably assured. We currently use the "net-back" method of accounting for transportation and processing arrangements of our sales when the transportation and/or processing is provided by or through the purchaser. Under these arrangements, we sell gas at the wellhead and collect a price and recognize revenues based on the wellhead sales price since transportation and processing costs downstream of the wellhead are incurred by the purchasers and reflected in the wellhead price. The majority of our natural gas and NGLs in Colorado are sold on a long-term basis ranging from 15 years to the life of the lease. Sales of natural gas and NGLs in other regions, along with crude oil, are sold under contracts with terms ranging from one month to three years. Virtually all of our contract pricing provisions are tied to a market index, with certain adjustments based on, among other factors, whether a well delivers to a gathering or transmission line and the quality of the natural gas.

Well operations and pipeline income. We are paid a monthly operating fee for each well we operate and the natural gas transported for outside owners, including the limited partnerships we sponsor. Well operations and pipeline income is recognized when persuasive evidence of an arrangement exists, the sales price is fixed or determinable, services have been rendered and collection of revenues is reasonably assured.

Natural gas marketing. Natural gas marketing is reported on the gross method of accounting, based on the nature of the agreements between our natural gas marketing subsidiary, Riley Natural Gas ("RNG"), our suppliers and our customers. RNG purchases gas from many small producers and bundles the gas together for a price advantage to sell in larger amounts to purchasers of natural gas. RNG has latitude in establishing price and discretion in supplier and purchaser selection. Natural gas marketing revenues and expenses reflect the full cost and revenue of those transactions because RNG takes title to the gas it purchases from the various producers and bears the risks and rewards of that ownership. Both the realized and unrealized gains and losses of the RNG commodity-based derivative transactions for natural gas marketing are included in sales from or cost of natural gas marketing, as applicable.

Accounting for Acquisitions Using Purchase Accounting. We utilize the purchase method to account for acquisitions. Pursuant to purchase method accounting, we allocate the cost of the acquisition to assets acquired and liabilities assumed based on fair values as of the acquisition date. The purchase price allocations are based on appraisals, discounted cash flows, quoted market prices and estimates by management. When appropriate, we review comparable purchases and sales of natural gas and crude oil properties within the same regions and use that data as a basis for fair market value; for example, the amount at which a willing buyer and seller would enter into an exchange for such properties.

In estimating the fair values of assets acquired and liabilities assumed, we make various assumptions. The most significant assumptions relate to the estimated fair values assigned to proved developed producing, proved developed non-producing, proved undeveloped, unproved natural gas and crude oil properties and other non-natural gas and crude oil properties. To estimate the fair values of these properties, we prepare estimates of natural gas and crude oil reserves. We estimate future prices by using the applicable forward pricing strip to apply to our estimate of reserve quantities acquired, and estimates of future operating and development costs, to arrive at an estimate of future net revenues. For estimated proved reserves, the future net revenues are discounted using a market-based weighted-average cost of capital rate determined appropriate at the time of the acquisition. The market-based weighted-average cost of capital rate is subject to additional project-specific risking factors. To compensate for the inherent risk of estimating and valuing unproved properties, we reduce the discounted future net revenues of probable and possible reserves by additional risk-weighting factors.

We record deferred taxes for any differences between the assigned values and tax basis of assets and liabilities. Estimated deferred taxes are based on available information concerning the tax basis of assets acquired and liabilities assumed and loss carryforwards at the acquisition date, although such estimates may change in the future as additional information becomes known.

Stock-Based Compensation. Stock-based compensation is recognized in our financial statements based on the grant-date fair value of the equity instrument awarded. Stock-based compensation expense is recognized in the financial statements on a straight-line basis over the vesting period for the entire award. To the extent compensation cost relates to employees directly involved in natural gas and crude oil exploration and development activities, such amounts may be capitalized to properties and equipment. Amounts not capitalized to properties and equipment are recognized in the related cost and expense line item in the statement of operations. No amounts for stock-based compensation were capitalized in 2012, 2011 and 2010.

Recent Accounting Standards.

The following standards were recently adopted:

Fair Value Measurement. On May 12, 2011, the FASB issued changes related to fair value measurement. The changes represent the converged guidance of the FASB and the International Accounting Standards Board ("IASB") on fair value measurement. Many of the changes eliminate unnecessary wording differences between International Financial Reporting Standards ("IFRS") and U.S. GAAP. The changes expand existing disclosure requirements for fair value measurements categorized in Level 3 by requiring (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement, (2) a description of the valuation processes in place and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and the interrelationships between those inputs. In addition, the changes require the categorization by level in the fair value hierarchy of items that are not measured at fair value in the statement of financial position whose fair value must be disclosed. These changes are to be applied prospectively and were effective for public entities during interim and annual periods beginning after December 15, 2011. Early application was not permitted. With the exception of the disclosure requirements, adoption of these changes did not have a significant impact on our financial statements.

Presentation of Comprehensive Income. On June 16, 2011, the FASB issued changes related to the presentation of comprehensive income. These changes eliminate the current option to report other comprehensive income and its components in the statement of changes in equity. These changes are intended to enhance comparability between entities that report under U.S. GAAP and those that report under IFRS, and to provide a more consistent method of presenting non-owner transactions that affect an entity's equity. An entity may elect to present items of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive, statements. Each component of net income and each component of other comprehensive income, together with totals for comprehensive income and its two parts, net income and other comprehensive income, need to be displayed under either alternative. The statement(s) need to be presented with equal prominence as the other primary financial statements. These changes were effective for our financial statements issued for annual reporting periods beginning after December 15, 2011. Adoption of this change did not have a material impact on our financial statements.